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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                   MAY 4, 1997
                        -------------------------------
                       (DATE OF EARLIEST EVENT REPORTED)



                            DECISIONONE HOLDINGS CORP.
              ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                     DELAWARE                                     0-28090               13-3435409
       -------------------------------------------------------------------------------------------------
                    (STATE OR OTHER JURISDICTION               (COMMISSION            (IRS EMPLOYER
                  OF INCORPORATION OR ORGANIZATION)            FILE NUMBER)              ID NO.)


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
                   50 EAST SWEDESFORD ROAD
                       FRAZER, PENNSYLVANIA                                                19355
                  --------------------------------------------------------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                               (ZIP CODE)
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                               (610) 296-6000
            --------------------------------------------------
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                              NOT APPLICABLE
            ---------------------------------------------------
            (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                        IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

         On May 4, 1997, the Registrant signed a merger agreement with Quaker Holding Co., an affiliate of DLJ Merchant Banking Partners II. In addition, the Registrant entered into a voting agreement with Quaker Holding Co. and partnerships affiliated with Welsh, Carson, Anderson & Stowe and J.H. Whitney & Co., pursuant to which such partnerships, subject to certain conditions, have agreed to vote in favor of the transaction 8,345,349 of the 14,837,501 shares of common stock of the Registrant owned by them, exclusive of warrants to purchase 468,750 shares of common stock at $.10 per share. The 8,345,349 shares represent 30% of the primary shares of common stock outstanding of the Registrant on April 21, 1997. On May 5, 1997 the Registrant and Donaldson, Lufkin & Jenrette, Inc. issued a joint press release describing the transaction. The Registrant hereby incorporates by reference the Agreement and Plan of Merger attached hereto as Exhibit 2.1, the Voting Agreement and Irrevocable Proxy attached hereto as Exhibit 2.2 and the press release attached hereto as Exhibit 99.1, each made a part hereof, into this Item 5.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits:

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
                 2.1      Agreement and Plan of Merger dated as of May 4, 1997 among
                          DecisionOne Holdings Corp. and Quaker Holding Co.

                 2.2 Voting Agreement and Irrevocable Proxy dated as of May 4, 1997

                 99.1     Press Release, dated May 5, 1997
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DECISIONONE HOLDINGS CORP.



                                        By:  /s/ THOMAS J. FITZPATRICK
                                             ------------------------------
                                             Thomas J. Fitzpatrick
                                             Chief Financial Officer


Dated:  May 6, 1997





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                                 EXHIBIT INDEX


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
Exhibit                                                                                         Page
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
         2.1     Agreement and Plan of Merger dated as of May 4, 1997 among DecisionOne
                 Holdings Corp. and Quaker Holding Co.

         2.2     Voting Agreement and Irrevocable Proxy dated as of May 4,
                 1997.

         99.1    Press Release dated May 5, 1997

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